UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

Eastern Virginia Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Hospital Road, Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Eastern Virginia Bankshares, Inc. (the “Company”) held its Annual Meeting of Shareholders on June 4, 2013. A quorum of shareholders was present, consisting of a total of 4,835,545 shares. Matters voted upon were (1) the election of thirteen directors to serve for terms of one year each expiring at the 2014 Annual Meeting of Shareholders, (2) approval, for purposes of NASDAQ Marketplace Rule 5635, of the issuance of up to 9,890,111 shares of common stock in connection with the previously announced private placements, including the issuance of up to 5,240,192 shares of common stock upon the conversion of shares of Non-Voting Mandatorily Convertible Non-Cumulative Preferred Stock, Series B that will be issued in the private placements, (3) approval of an amendment to the Company’s bylaws to change the range of the size of the Board of Directors from ten to fourteen directors to ten to seventeen directors which became effective as of June 4, 2013, (4) approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers, (5) ratification of the appointment of Yount, Hyde & Barbour, P.C. as independent registered public accountant of the Company for 2013, and (6) approval of the adjournment or postponement of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt any of the Proposals.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set out below.

Election of Directors

			Broker
Director	For	Withheld	Non-Votes
W. Rand Cook	2,928,233	303,738	1,603,574
F.L. Garrett, III	2,674,805	557,166	1,603,574
W. Gerald Cox	2,929,782	302,188	1,603,574
Michael E. Fiore, P.E.	2,924,716	307,254	1,603,574
Ira C. Harris, Ph.D., CPA	2,925,920	306,050	1,603,574
Eric A. Johnson	2,684,105	547,866	1,603,574
W. Leslie Kilduff, Jr.	2,928,878	303,092	1,603,574
William L. Lewis	2,514,958	717,013	1,603,574
Charles R. Revere	2,926,899	305,071	1,603,574
Joe A. Shearin	2,920,648	311,322	1,603,574
Howard R. Straughan, Jr.	2,931,751	300,220	1,603,574
Leslie E. Taylor, CPA	2,930,489	301,481	1,603,574
Jay T. Thompson, III	2,915,170	316,800	1,603,574

				Broker
	For	Against	Abstention	Non-Votes
For purposes of NASDAQ Marketplace Rule 5635, to approve
the issuance of up to 9,890,111 shares of common stock in
connection with the previously announced private placements, including the issuance of up to 5,240,192 shares of common
stock upon the conversion of shares of Non-Voting Mandatorily
Convertible Non-Cumulative Preferred Stock, Series B that
will be issued in the private placements	2,755,528	370,987	105,454	1,603,574

				Broker
	For	Against	Abstention	Non-Votes
Approval of an amendment to the Company's bylaws to
change the range of the size of the Board of Directors from
ten to fourteen directors to ten to seventeen directors	2,634,971	524,343	72,655	1,603,574

				Broker
	For	Against	Abstention	Non-Votes
Advisory (Non-Binding) Approval of the Compensation
of the Company's Named Executive Officers	2,728,306	383,209	120,454	1,603,574

				Broker
	For	Against	Abstention	Non-Votes
Ratification of the Appointment of Yount, Hyde & Barbour, P.C.
as the Company's Independent Registered Public Accountant	4,682,519	125,669	27,355	-

				Broker
	For	Against	Abstention	Non-Votes
Approval of the adjournment or postponement of the meeting,
if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt any of
the Proposals	3,877,855	813,249	144,439	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

Dated: June 6, 2013	/s/ J. Adam Sothen
By: J. Adam Sothen Executive Vice President & Chief Financial Officer